SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2010

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On August 27, 2010, Corgenix Medical Corporation (the “Company”) entered into a Third Amendment to Common Stock Purchase Agreement and Warrant dated August 1, 2010 (the “Third Amendment”) among the Company and Medical & Biological Laboratories Co., Ltd., a corporation organized under the laws of Japan (“MBL”).  The Third Amendment pertains to that certain Common Stock Purchase Agreement among the Company and MBL dated as of July 1, 2002 (the “Common Stock Purchase Agreement”) pursuant to which MBL agreed to purchase 880,282 shares of the restricted common stock of the Company (the “Purchased Shares”) at a price of $.568 per share.  Pursuant to the Common Stock Purchase Agreement, MBL also received warrants (the “Warrants”) to purchase an additional 880,282 shares of the restricted common stock of the Company at a price of $.568 per share.

As previously reported, on August 1, 2005 the Company and MBL entered into an Amendment to the Common Stock Purchase Agreement and Warrant (the “Amendment”) wherein one-half, or 440,141, of the Purchased Shares were exchanged for a three-year promissory note in the principal amount of $250,000 payable with interest at the prime rate plus two percent (the “First Note”) with payments having commenced in September 1, 2005.  The Amendment also extended the Warrants to August 31, 2008 or until the principal balance of the First Note was paid in full and re-priced the Warrants from $0.568 per share to $0.40 per share.  The First Note has been paid in full and all of the 440,041 Purchased Shares exchanged for the First Note have been returned to the Company.   Pursuant to the Amendment, the remaining 440,141 Purchased Shares not exchanged for the First Note were originally due to be redeemed by the Company at $0.568 per share on August 1, 2008 unless MBL was able to sell the remaining Purchased Shares on the open market.

As previously reported, on August 1, 2008, the Company and MBL entered into a Second Amendment to the Common Stock Purchase Agreement and Warrant (the “Second Amendment”) wherein one-half, or 220,070, of the remaining Purchased Shares were exchanged for a two-year promissory note in the principal amount of $125,000 payable with interest at the prime rate plus two percent (the “Second Note”) with payments having commenced in September 1, 2008.  The Second Amendment also extended the Warrants to August 1, 2010 or until the principal balance of the Second Note was paid in full.  As of the date of this report, the unpaid principal balance remaining on the Second Note is $0 and 220,170 of the Purchased Shares exchanged for the Second Note have been returned to the Company.  Pursuant to the Second Amendment, the remaining 220,071 Purchased Shares not exchanged for the Second Note were originally due to be redeemed by the Company at $0.568 per share on August 1, 2010 unless MBL was able to sell the remaining Purchased Shares on the open market.

Pursuant to the Third Amendment, the remaining 220,071 Purchased Shares have been exchanged for a two-year promissory note in the principal amount of $125,000 payable with interest at the prime rate plus two percent (the “Third Note”) with payments to commence on September 1, 2010.  The Third Amendment also extends the Warrants to August 1, 2012 or until the principal balance of the Third Note is paid in full.  The 220,071 Purchased Shares exchanged for the Third Note will be returned to the Company on a quarterly basis as payments are made on the Third Note.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of our restricted common stock and price for such sales. Forward-looking statements are generally identified by use of the terms “anticipate,” “believe,” “estimate,” “expect,” “may,” “objective,” “plan,” “possible,” “potential,” “project,” “will” and similar expressions. While we believe our plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Our actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to our Annual Report on Form 10-K for the year ended June 30, 2009, including the information discussed under the caption “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We assume no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

a) Not applicable.

b) Not applicable.

c) Not applicable.

d) Exhibits:

Exhibit Number	Description of Exhibit

Exhibit 10.1

Common Stock Purchase Agreement between Corgenix Medical Corporation and Medical & Biological Laboratories Co., Ltd., dated July 1, 2002, filed as Exhibit 99.1 to the Company’s Current Report on form 8-K filed July 23, 2002 and incorporated herein by reference.

Exhibit 10.2

Amendment to Common Stock Purchase Agreement and Warrant between Corgenix Medical Corporation and Medical & Biological Laboratories Co., Ltd., dated August 1, 2005, filed as Exhibit 10.11 to the Company’s Annual Report on form 10-KSB filed September 22, 2005 and incorporated herein by reference.

Exhibit 10.3*	Second Amendment to Common Stock Purchase Agreement and Warrant between Corgenix Medical Corporation and Medical & Biological Laboratories Co., Ltd., dated August 1, 2008.

Exhibit 10.4*	Third Amendment to Common Stock Purchase Agreement and Warrant between Corgenix Medical Corporation and Medical & Biological Laboratories Co., Ltd., dated August 1, 2010.

Exhibit 10.5*	Promissory Note issued by Corgenix Medical Corporation to Medical & Biological Laboratories Co., Ltd., dated August 1, 2010.

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2010	CORGENIX MEDICAL CORPORATION

	By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer